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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission only (as permitted by
        Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              HEARTLAND GROUP, INC.
        ---------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                 Not Applicable
        ---------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)   Title of each class of securities to which transaction applies:
             ___________________________________________________________________

        2)   Aggregate number of securities to which transaction applies:
             ___________________________________________________________________

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
             ___________________________________________________________________

        4)   Proposed maximum aggregate value of transaction:
             ___________________________________________________________________

        5)   Total fee paid:
             ___________________________________________________________________



[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)   Amount Previously Paid:
             ___________________________________________________________________

        2)   Form, Schedule or Registration Statement No.:
             ___________________________________________________________________

        3)   Filing Party:
             ___________________________________________________________________

        4)   Date Filed:
             ___________________________________________________________________

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                              HEARTLAND GROUP, INC.
                           Heartland Select Value Fund
                            Heartland Value Plus Fund
                              Heartland Value Fund
                             789 North Water Street
                               Milwaukee, WI 53202
                                 1-800-432-7856
                             www.heartlandfunds.com

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                          SUPPLEMENT TO PROXY STATEMENT
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Introduction

     This document ("Supplement") supplements the Proxy Statement recently mailed to shareholders of Heartland Group, Inc. (the "Company") relating to a special meeting of shareholders on January 20, 2003 (the "Meeting") for the purpose of electing four directors, and should be read in conjunction with the Proxy Statement. This Supplement is being mailed to shareholders of the Company on or about December 15, 2003.

     The purpose of this Supplement is to inform you of legal proceedings described below to which Heartland Advisors, Inc. (the "Advisor") and William J. Nasgovitz, President of the Advisor and President and a director of the Company, among others, are parties. These proceedings involve matters relating to municipal bond funds formerly managed by the Advisor. Mr. Nasgovitz is one of the four persons nominated for election to the Board of Directors of the Company. The other persons nominated for election to the Board (Lawrence M. Woods, Dale J. Kent and Michael D. Dunham), all of whom are considered independent, are not involved in these proceedings. The Company is also not involved.

Voting Information

     If you have already voted with respect to the election of directors, you may vote again but are not required to do so. If you decide to vote again, your new vote will revoke your previous vote. A shareholder may always revoke his or her proxy or telephone vote at any time prior to the election of directors at the Meeting by delivering a duly executed proxy bearing a later date, by a subsequent vote by telephone, by filing a notice of revocation with the Secretary of the Company, or by attending the Meeting and voting his or her shares in person.

     If you wish to vote again or to vote for the first time, you may do so by marking, signing and dating the enclosed proxy card and returning it in the envelope provided. You may also vote by telephone by calling the toll-free number on your proxy card, entering the 14-digit number on your card and following the recorded instructions. You may also vote in person at the Meeting.

     Further instructions on how to vote are contained in the Proxy Statement.

     If you have any questions, you may call the Company at 1-800-432-7856.

Proceedings

     The following paragraphs hereby replace in its entirety the information contained on page 10 of the Proxy Statement under the caption "Election of Directors - Proceedings":

          On July 18, 2002, pursuant to a stipulation and following a fairness hearing, the U.S. District Court for the Eastern District of Wisconsin approved a settlement of a consolidated class action brought by shareholders of the Heartland High-Yield Municipal Bond Fund and the Short Duration High-Yield Municipal Fund (together, the "High-Yield Funds"), in which the Company, the Advisor, the High-Yield Funds and certain other parties were named as defendants. The litigation arose out

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          of a repricing of the securities in the High-Yield Funds in October
          2000. The High-Yield Funds have been in receivership since March 2001. Under the terms of the settlement, the Company, the Advisor, the High-Yield Funds, and certain related parties were dismissed and released from all claims for the benefit of the class plaintiffs. Neither the Company nor any of its separate funds, directors, or officers was required to contribute to the settlement fund (although Heartland Advisors did make a substantial contribution to facilitate settlement). Subsequently, all other suits filed by persons who opted out of the class action settlement were also settled without any contribution from the Company, its funds, directors or officers.

          On December 11, 2003, the SEC filed a civil complaint in United States District Court for the Eastern District of Wisconsin (Civil Action No. 03C1427) relating to the High-Yield Funds against the Advisor; William
          J. Nasgovitz, President of the Advisor, President and a director of the Company and Co-Portfolio Manager of the Heartland Value Fund; Paul
          T. Beste, Chief Operating Officer of the Advisor and Vice President of the Company; Kevin D. Clark, an officer of the Advisor; certain former officers of the Advisor; a former director of the Company; and others.

          The SEC alleges various violations of the federal securities laws with respect to the pricing of securities owned by the High-Yield Funds and the related calculation of the High-Yield Funds' net asset value per share from March 2000 to March 2001; disclosures in the prospectus, other Commission filings and promotional materials for the High-Yield Funds relating to risk management, credit quality, liquidity and pricing; breach of fiduciary duty; the sale in September and October 2000 by certain individual defendants of shares of the High-Yield Funds while in possession of material, non-public information about those funds; and the disclosure of material, non-pubic information to persons who effected such sales. The SEC seeks civil penalties and disgorgement of all gains received by the defendants as a result of the conduct alleged in the complaint, a permanent injunction against the defendants from further violations of the applicable federal securities laws, and such other relief as the court deems appropriate.

          The complaint does not involve the Company, the Heartland Select Value, Value Plus or Value Funds (the "Funds"), any

                                       2

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          portfolio manager of those Funds (other than Mr. Nasgovitz) or any of the current independent directors (Messrs. Woods and Kent) or any independent director nominee (Mr. Dunham) of Heartland. However, an adverse outcome for the Advisor and/or its officers named in the complaint may affect their ability to continue to provide services to the Funds.


                                       3

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          ---------------------------------------------------------------
                                FOR CONVENIENCE,

                        Votes may be cast with our proxy
                  tabulator using a touch tone phone by calling

                                               1-800-____-_____

          1. Read the Proxy Statement and have this Proxy Card in hand
          2. Call toll free 1-800-____-________
          3. Enter the 14-digit number listed on the Proxy Card below
          4. Follow the simple instructions
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                              HEARTLAND GROUP, INC.

                                      PROXY

             FOR SPECIAL MEETING OF SHAREHOLDERS ON JANUARY 20, 2004 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints William J. Nasgovitz and Paul T. Beste, or either of them, proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock the undersigned is entitled to vote at the Meeting of Shareholders of Heartland Group, Inc., on Tuesday, January 20, 2004, at 11:00 a.m., Central Standard Time, at the offices of the Company, located at 789 North Water Street, Suite 500, Milwaukee, Wisconsin 53202, or at any adjournment thereof, with respect to the matters set forth below and described in the accompanying Notice of Meeting and Proxy Statement, receipt of which is hereby acknowledged.


                                   ---------------------------------------------
                                   14-Digit Number:

                                   ---------------------------------------------
                                   DATED: , 200___

                                   ---------------------------------------------
                                   (Please sign exactly as name appears at left)

                                   ---------------------------------------------

                                   (If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)



                                   * * * * *


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         When properly signed, shares represented by this proxy will be voted as directed by the shareholder.

                    Please mark your votes as indicated below
                                       [X]

          IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED FOR EACH
                     DIRECTOR NOMINEE LISTED IN THE PROPOSAL


        In their discretion, the proxies are authorized to vote upon such other business as may come before the Meeting.
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
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
Proposal   Proposal to elect the     FOR election     WITHHOLD      FOR, except vote
           four nominees to serve       of all        vote from      withheld from
           on the Board of             nominees     all nominees   following nominees
           Directors of Heartland
           Group, Inc.                   [_]             [_]              [_]

           1. William J. Nasgovitz                                        [_]

           2. Lawrence M. Woods                                           [_]

           3. Dale J. Kent                                                [_]

           4. Michael D. Dunham                                           [_]

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